SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                      ___________________


                          FORM 8-K

                       CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 23, 1998


                     WORLD AIRWAYS, INC.
      (Exact name of registrant as specified in charter)


Delaware             0-26582            94-1358276
(State or other      (Commission        (IRS Employer
jurisdiction of      File Number)      Identification No.)
incorporation)


 13873 Park Center Road, Suite 490, Herndon, Virginia    20171
         (Address of principal executive offices)      (Zip Code)

      Registrant's telephone number, including area code:
                        (703) 834-9200

ITEM 5. Other Events.


     On July 23, 1998, World Airways (the "Company") announced that second quarter earnings will be lower than anticipated.
Attached hereto as Exhibit 99.1 is a copy of the press release issued by the Company on July 23, 1998.

ITEM 7. Financial Statements and Exhibits.

     (c) Exhibits.

            Exhibit 99.1 Press Release, dated July 23, 1998.

                            SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   WORLD AIRWAYS, INC.



                                   By:   /s/ James D. Douglas
                                         James D. Douglas
                                         Executive Vice President
                                         and Chief Financial
                                         Officer


Date:  July 23, 1998